SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14 (a) of the Securities
                     Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant                       [X]
Filed by a Party other than the Registrant    [ ]
Check the appropriate box:
[X]      Preliminary Proxy Statement          [ ]     Confidential, for Use of
                                                      the Commission Only
                                                      (as permitted by
                                                      Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive additional materials
[ ]      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        TOUCHSTONE VARIABLE SERIES TRUST

          (Name of Registrant as Specified in Its Charter/Declaration of Trust) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of filing fee (Check the appropriate box):
[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]      Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement no.:

(3)  Filing Party:

(4)  Date Filed:

                        TOUCHSTONE VARIABLE SERIES TRUST

            221 EAST FOURTH STREET, SUITE 300, CINCINNATI, OHIO 45202

                                 (800) ___-_____



                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON SEPTEMBER 19, 2001



To the Shareholders of Touchstone Emerging Growth Fund:

         Notice is hereby given that a special meeting of shareholders of the Emerging Growth Fund (the "Fund") of Touchstone Variable Series Trust (the "Trust") will be held at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202 on September 19, 2001 at [TIME], or as adjourned from time to time (the "Meeting"), for the following purposes:

         I. To approve a new investment sub-advisory contract with TCW Investment Management Company; and

         II. To transact such other business as may properly come before the Meeting.

         After careful consideration, the Trustees of the Trust unanimously approved Proposal I and recommend that shareholders vote "FOR" Proposal I.

         The matters referred to above are discussed in detail in the proxy statement attached to this notice. The close of business on July 16, 2001 is the record date for determining shareholders entitled to notice of and to vote at the Meeting. Each share of the Fund is entitled to one vote with respect to each proposal, with fractional votes for fractional shares.

         Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD(S) IN THE ENVELOPE PROVIDED, SO THAT YOU WILL BE REPRESENTED AT THE MEETING. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.


221 East Fourth Street, Suite 300              By Order of the Board of Trustees
Cincinnati, Ohio  45202
[DATE], 2001                                   Tina D. Hosking, Secretary


YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. PLEASE INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S).

                  PRELIMINARY PROXY MATERIALS FOR SEC USE ONLY


                        TOUCHSTONE VARIABLE SERIES TRUST

            221 EAST FOURTH STREET, SUITE 300, CINCINNATI, OHIO 45202

                                 (800) ___-_____



                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON SEPTEMBER 19, 2001



         This proxy statement and enclosed form of proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or "Trustees") of Touchstone Variable Series Trust (the "Trust") for use at a special meeting of shareholders of the Emerging Growth Fund (the "Fund") of the Trust to be held at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, on September 19, 2001 at [TIME], or as adjourned from time to time ("Meeting"), for the purposes set forth below. It is anticipated that the first mailing of proxies and proxy statements to shareholders will be on or about [DATE], 2001.

         Shareholder Reports. Shareholders can find out more information about the Fund in the Fund's most recent annual report, which previously has been furnished to shareholders. Shareholders may request another copy of this report by writing to the Trust at the address shown above, or by calling the telephone number shown above.

         The Board is soliciting proxies from shareholders of the Fund with respect to the following proposals:

         I. To approve a new investment sub-advisory contract with TCW Investment Management Company; and

         II. To transact such other business as may properly come before the Meeting.


I.       APPROVAL OF NEW INVESTMENT SUB-ADVISORY CONTRACT

         INTRODUCTION. Touchstone Advisors, Inc. ("Touchstone Advisors"), 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, serves as the investment adviser to the Fund. In addition, Integrated Fund Services, Inc., 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, serves as the administrator of the Fund. Touchstone Distributors, Inc., 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, serves as the distributor of the Fund.

         Since May 1, 2001, TCW Investment Management Company ("TCW"), located at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, has served as investment sub-adviser to the Fund pursuant to investment sub-advisory agreements dated May 1, 2001 (the "Old Sub-Advisory Contract") and July 6, 2001 (the "Interim Sub-Advisory Contract").

         TCW presently serves as investment adviser to 49 other investment companies (including separate series thereof) that are registered under the Investment Company Act of 1940 (the "1940 Act"), and to a number of other advisory clients.

         TCW is a wholly owned subsidiary of The TCW Group, Inc. ("The TCW Group"), a Nevada corporation, whose direct and indirect subsidiaries, including Trust Company of the West and TCW, provide a variety of trust, investment management and investment advisory services. As of March 31, 2001, TCW and its affiliated companies had approximately $80 billion under management or committed for management in various fiduciary and advisory capacities.

         The current directors of TCW are Thomas E. Larkin, Jr., Marc I. Stern, Chairman, and Alvin R. Albe, Jr., President of TCW. Mr. Robert A. Day may be deemed to be a control person of TCW by virtue of the aggregate ownership by Mr. Day and his family of approximately 25% of the outstanding voting stock of The TCW Group. Mr. Larkin, 61, is Vice Chairman of The TCW Group and TCW, and a Vice Chairman of Trust Company of the West. Mr. Stern, 57, is Chairman of TCW, President and Director and of The TCW Group, and a Vice-Chairman of Trust Company of the West. Mr. Albe, 47, is Executive Vice President and Director of Trust Company of the West, President and Director of TCW, and Executive Vice President of The TCW Group. The business address of Messrs. Albe, Day, Larkin and Stern, and of The TCW Group, is 865 South Figueroa Street, Los Angeles, California 90017.

         On July 6, 2001, TCW underwent a "change in control" as a result of the consummation of the transaction described below, resulting in the assignment, and therefore automatic termination of, the Sub-Advisory Contract dated May 1, 2001. TCW has continued to serve as investment sub-advisor to the Fund pursuant to the Interim Sub-Advisory Agreement, which will terminate on December 3, 2001, as required by Rule 15a-4 promulgated under the 1940 Act. Therefore, as required by the 1940 Act, shareholders of the Fund are being asked in Proposal I to approve a new sub-advisory agreement between Touchstone Advisors and TCW (the "New Sub-Advisory Contract"), which is substantially identical to the Old Sub-Advisory Contract and the Interim Sub-Advisory Contract. The Board recommends that shareholders approve the New Sub-Advisory Contract, a form of which is attached as Appendix A.

         DESCRIPTION OF THE TRANSACTION. On April 11, 2001, The TCW Group, certain stockholders of The TCW Group, and Societe Generale, S.A. ("Societe Generale"), Societe Generale Asset Management, S.A. ("SGAM"), a wholly owned subsidiary of Societe Generale, and certain other parties entered into an Acquisition Agreement and Plan of Reorganization (the "Acquisition Agreement") pursuant to which SGAM initially will acquire a 51% interest in The TCW Group, increasing to a 70% interest over the next five years (the "Transaction"). As a result of the completion of the first stage of the Transaction on July 6, 2001, Societe Generale now controls The TCW Group and TCW.

         The Acquisition Agreement provides for the acquisition by SGAM of a separate class of common stock of The TCW Group having additional voting rights with payment for such common stock to be made in Societe Generale shares. Under the terms of the Acquisition Agreement, the Transaction will be completed in two main stages. In the first stage, SGAM will acquire a 51% ownership stake (representing approximately [XX]% of the total voting rights) in The TCW Group for Societe Generale shares valued at approximately $880,000,000. This amount is subject to upward or downward revision according to formulas in the Acquisition Agreement and the definitive accounting results of The TCW Group for the years 2001 and 2002.

         In a second stage, between 2003 and 2006, SGAM will acquire, and The TCW Group shareholders have the right to put to SGAM, an additional 19% ownership stake (representing approximately [XX]% of the total voting rights) in The TCW Group in four equal annual installments, again paid for with Societe Generale shares. The acquisitions in the second stage will be priced according to formulas in the Acquisition Agreement and the definitive accounting results of The TCW Group for later periods. Generally, the pricing formulas in the Acquisition Agreement create an incentive for The TCW Group to grow and increase its earnings. The TCW Group will seek to accomplish this goal by retaining existing customers and increasing assets under management at TCW.

         The remaining 30% interest in The TCW Group will be retained by current shareholders and will be available for re-circulation to employees for incentive purposes as Societe Generale repurchases them over time. TCW and Societe Generale believe that this residual ownership creates an additional long-term incentive for growth, performance, and service to TCW clients.

         In addition to the benefit conferred on holders of shares of The TCW Group, the Transaction has been designed to allow The TCW Group and TCW to continue with significant autonomy, while providing support and other benefits from the Societe Generale Group of companies, as discussed further below. Under the Acquisition Agreement, during the five years after the closing of the initial acquisition, Societe Generale has committed up to $25 million per year (up to a total of $100 million) to invest in new investment vehicles developed by The TCW Group and approved by the new products committee.

         The Acquisition Agreement also provides for mechanisms to retain key employees of The TCW Group and TCW. In addition to incentive price adjustments that would benefit shareholders of The TCW Group, a stock option plan and a retention plan will be established by The TCW Group for the purpose of retaining and incentivizing selected employees of TCW and The TCW Group. This retention plan will be funded with $100,000,000 in cash or Societe Generale shares. Additionally, selected members of senior management will enter into employment contracts and non-competition and non-solicitation agreements with terms of four years or more.

         The Acquisition Agreement also contemplates that officers of both companies will sit on the other's board of directors. Mr. Robert A. Day, Chairman and CEO of The TCW Group, will be nominated to become the first American to serve on the Societe Generale board. Philippe Citerne, Chief Executive Officer of Societe Generale, and Philippe Collas, Chairman and CEO of SGAM, will sit on the board of directors of The TCW Group. Further, Marc I. Stern, President of The TCW Group, and Robert D. Beyer, President of Trust Company of the West, will sit on the board of directors of SGAM and will also join the executive committee of SGAM, along with William C. Sonneborn, Executive Vice President of The TCW Group. Otherwise, the TCW management structure will remain unchanged.

         POST-TRANSACTION STRUCTURE AND OPERATIONS. As a result of the completion of the first stage of the Transaction, Societe Generale now controls The TCW Group and its subsidiaries, including TCW. Operationally, TCW is expected to remain independent and to be the exclusive asset management platform of the Societe Generale Group in the United States. In this regard, TCW will coordinate its activities with SGAM. To permit the provision of advisory services to non-U.S. clients of SGAM and other advisory clients of the Societe Generale Group, TCW personnel, including personnel with portfolio management responsibility for the Fund, may become affiliated with SGAM or other Societe Generale-controlled firms. TCW also may call upon the research capabilities and resources of SGAM and its advisory affiliates in connection with providing investment advice to its clients. The TCW Group and TCW will continue to operate in the United States under their existing names and from their current offices.

         DESCRIPTION OF SOCIETE GENERALE AND ITS AFFILIATES. Societe Generale, S.A., a publicly traded company founded in 1864 and based in Paris, France, is the lead company in the Societe Generale Group, which is one of Europe's leading banking groups. The Group maintains its focus on three primary business lines: retail banking; corporate and investment banking; and asset management and private banking. The Group's strategy is to develop businesses with superior revenue flows within retail banking, asset management and private banking in order to guarantee steady earnings growth, to continue to enhance the profitability of its corporate and investment banking activities, to seize any opportunities offered by the internet to increase market share more quickly and cut costs, and to pursue a strategy of partnerships with European banks that share Societe Generale's vision of the banking industry. As of July 6, 2001, TCW and SGAM had over $240 billion under management. Societe Generale's address is 29, boulevard Haussman, 75009, Paris, France.

         The Societe Generale Group includes over 69,000 staff members in 500 offices in 75 countries spread across five continents. As of December 31, 2000, Societe Generale's major shareholders, in addition to its group of employees and former employees, included the CGNU Group, plc (a UK insurance group holding 6.75% of the share capital and 7.73% of the voting rights), Banco Santander Central Hispano, S.A. (a Spanish banking group holding 5.93% of the share capital and 5.25% of the voting rights), and Meiji Life Insurance Company (a Japanese life insurance company holding 3.25% of the share capital and 5.76% of the voting rights). As of that same date, employees and former employees of the Societe Generale Group held, through an employee stock ownership program, 7.35% of the share capital of Societe Generale and 12.45% of the voting power.

         As a result of the Transaction, Societe Generale and companies in the Societe Generale Group, including certain broker-dealers such as SG Cowen Securities Corporation, Fimat USA, Inc., SG Securities Asia International Holdings Ltd., SG Securities Johannesburg, Societe Generale Investments (UK) Ltd., SG Securities Madrid, and Fimatex (collectively, the "Affiliated Brokers"), now may be considered to be affiliated persons of TCW. Absent an SEC exemption or other relief, the Fund generally is precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions is subject to restrictions. TCW does not believe that the applicable restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability to provide services to the Fund, the Fund's ability to take advantage of market opportunities, or the Fund's overall performance. Other funds of the Trust for which TCW (or an affiliate) does not serve as investment adviser are not, in general, subject to these same restrictions.

         ANTICIPATED IMPACT OF THE TRANSACTION ON MANAGEMENT OF THE FUND. The Societe Generale Group has a long track record of acquiring successful businesses, then allowing those businesses to flourish by leaving the management and decision-making authority intact at the firms. To that end, The TCW Group will remain intact and operationally autonomous, functioning as a stand-alone unit of the Societe Generale Group and the exclusive asset management platform in the United States. TCW believes that Societe Generale is committed to the people and processes that have led to TCW's success over the years. Accordingly, TCW believes that the Transaction should have no immediate impact, other than as already noted above, on the management of the Fund or TCW's capacity to provide the type, quality, or quantity of services that it currently provides, and the Fund should continue to receive the same high quality of service in the future. As discussed below, however, TCW believes that the Transaction offers the potential to enhance significantly its future ability to deliver quality investment advisory services.

         Specifically, TCW does not anticipate that the Transaction will result in personnel changes affecting the management or the administration of, or TCW's relationship with, the Fund, including those responsible for TCW's regulatory compliance program. Further, although the Old Sub-Advisory Contract with respect to the Fund terminated as a result of the Transaction, the New Sub-Advisory Contract is substantively identical to the Old Sub-Advisory Contract and the Interim Sub-Advisory Contract. In particular, the investment management fees payable to TCW, the services to be provided by TCW, and TCW's obligations and duties under the New Sub-Advisory Contract will remain unchanged. TCW will bear all the expenses of the Fund in preparing and mailing any necessary proxy materials or other shareholder communications in connection with the Transaction, including the expenses of any necessary proxy solicitation services.

         THE BENEFITS OF THE TRANSACTION. TCW anticipates that the Transaction with Societe Generale will benefit TCW and the Fund in a variety of ways, including the following:

         o The combination will provide additional career opportunities for TCW professionals, furthering TCW's ability to attract and retain the best people.

         o The combination with an organization with the size and resources of the Societe Generale Group will provide TCW with the enhanced opportunity to obtain additional capital and other resources to improve the quality of services TCW is able to provide.

         THE CONTRACTS. The Old and Interim Sub-Advisory Contracts. TCW has served as sub-advisor to the Fund since May 1, 2001. The Old Sub-Advisory Contract was first approved by the Board, including a majority of the Trustees who are not parties to the Old Sub-Advisory Contract or interested persons of any such party, at a meeting held on December 20, 2000. It was submitted for approval by shareholders on April 12, 2001 in connection with the retention of TCW as the Fund's sub-advisor.

         The Interim Sub-Advisory Contract was approved by the Board, including a majority of the Trustees who are not parties to the Interim Sub-Advisory Contract or interested persons of any such party, at a meeting held on June 21, 2001.

         Under the terms of the Interim Sub-Advisory Contract, TCW is responsible for making investment decisions for the portion of the Fund's assets allocated to TCW by Touchstone Advisors and placing orders for the purchase and sale of the Fund's investments directly with the issuers or with brokers or dealers selected by TCW at its discretion. TCW also furnishes to the Board, which has overall responsibility for the business and affairs of the Fund, periodic reports on the investment performance of the portion of the Fund's assets managed by TCW. Under the terms of the Old Sub-Advisory Contract, TCW provided the same services to the Fund.

         TCW is obligated to manage the Fund in accordance with applicable laws and regulations. The investment advisory services of TCW to the Fund are not exclusive under the terms of the Interim Sub-Advisory Contract and were not exclusive under the Old Sub-Advisory Contract. TCW is free to, and does, render investment advisory services to others.

         Consistent with the requirements of the 1940 Act, the Interim Sub-Advisory Contract provides, and the Old Sub-Advisory Contract provided, that TCW generally is not liable to the Fund for any error in judgment, mistake of law, or otherwise, except by reason of willful misfeasance, bad faith or gross negligence in the performance of TCW's duties or by reason of its reckless disregard of its obligations and duties under either the Interim Sub-Advisory Contract or the Old Sub-Advisory Contract.

         The Interim Sub-Advisory Contract continues in effect, unless sooner terminated, for a period of no more than 150 days following its effective date. The Interim Sub-Advisory Contract may be terminated by the Fund without penalty upon 10 calendar days' notice by

(1) Touchstone Advisors, (2) the Board or (3) a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon 60 days' notice by TCW. In addition, the Interim Sub-Advisory Contract terminates automatically in the event of its "assignment" (as defined in the 1940 Act) or upon the effective date of the New Sub-Advisory Contract. The Old Sub-Advisory Contract terminated on July 6, 2001, as explained above.

         Under the Interim Sub-Advisory Contract, TCW receives a monthly investment sub-advisory fee from the Fund at an annual rate of 0.50% of the average daily net assets of the Fund. The compensation arrangements under the Old Sub-Advisory Contract were identical. TCW received $[AMOUNT OF AGGREGATE SUB-ADVISORY FEES] from the Fund from May 1, 2001 through July 6, 2001. Information about TCW, its principal executive officers and directors, TCW's other investment company clients, and TCW's brokerage policies is presented in Appendix B.

         The New Sub-Advisory Contract. The New Sub-Advisory Contract is substantially identical to the Old Sub-Advisory Contract and the Interim Sub-Advisory Contract. As noted previously, TCW does not anticipate that the Transaction will cause any reduction in the quality or types of services now provided to the Fund or have an adverse effect on TCW's ability to fulfill its obligations to the Fund. No change is anticipated in the investment philosophies and practices currently followed by the Fund. There will be no change in rate of sub-advisory fee for the Fund. TCW has advised the Fund that it currently anticipates that the same persons responsible for management of the Fund under the Old Sub-Advisory Contract and the Interim Sub-Advisory Contract will continue to be responsible for management of the Fund under the New Sub-Advisory Contract.

         On June 21, 2001, at an in-person meeting of the Board called for the purpose of acting on the New Sub-Advisory Contract, the New Sub-Advisory Contract was approved unanimously by the Board, including all of the Trustees who are not parties to the New Sub-Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party (other than as Trustees of the Trust). The New Sub-Advisory Contract, as approved by the Board, is being submitted for approval by the shareholders of the Fund.

         If the New Sub-Advisory Contract is approved by shareholders of the Fund, it will take effect immediately upon shareholder approval. The New Sub-Advisory Contract will remain in effect until December 31, 2002, and, unless earlier terminated, will continue from year to year thereafter, provided that each such continuance is approved annually by (1) the Board or the vote of a majority of the outstanding voting securities of the Fund and, in either case,
(2) a majority of the Trustees who are not parties to the New Sub-Advisory Contract or "interested persons" of any such party (other than as Trustees of the Trust).

         EVALUATION BY THE BOARD OF TRUSTEES. The Board has determined that, in approving the New Sub-Advisory Contract on behalf of the Fund, the Trust can best assure itself that services provided to the Fund by TCW, its officers and employees, will continue without interruption. The Board believes that, like the Old Sub-Advisory Contract, the New Sub-Advisory Contract will enable the Fund to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders.

         In determining whether it was appropriate to approve the New Sub-Advisory Contract and to recommend approval of the New Sub-Advisory Contract to shareholders, the Board, including the Trustees who are not parties to the New Sub-Advisory Contract or interested persons of such parties, considered various materials and representations provided by TCW, including information concerning the continued employment of senior management and investment professionals by TCW after the Transaction, and was advised by independent legal counsel with respect to these matters.

         Information considered by the Trustees included, among other things, the following:

         (1) TCW's representation that the same persons responsible for management of the Fund before the Transaction are expected to continue to manage the Fund under the New Sub-Advisory Contract, thus helping to ensure continuity of management;

         (2) the compensation to be received by TCW under the New Sub-Advisory Contract is the same as the compensation paid under the Old Sub-Advisory Contract, which the Board previously has determined to be fair and reasonable;

         (3) TCW's representation that it will not seek to increase the rate of the sub-advisory fee paid by the Fund for a period of at least two years following the Transaction;

         (4) the commonality of the terms and provisions of the New Sub-Advisory Contract with the terms of the Old Sub-Advisory Contract;

         (5) representations made by TCW concerning the potential impact of affiliated brokerage relationships on its ability to provide services to the Fund, and on the Fund's ability to engage in portfolio transactions;

         (6) the representations by TCW that synergies among Societe Generale's and TCW's operations could produce benefits to shareholders through expansion of TCW's investment expertise and investment research capabilities and the enhanced resources expected to be available to TCW; and

         (7) TCW's representation that the Fund will not bear the expense of the preparation and mailing of proxy materials or any proxy solicitation services utilized in connection with this matter.

         Based upon its review, the Board determined that, by approving the New Sub-Advisory Contract, the Fund can best be assured that services from TCW will be provided without interruption and without change. The Board also determined that the New Sub-Advisory Contract is in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board unanimously approved the the New Sub-Advisory Contract and voted to recommend approval of the New Sub-Advisory Contract by the Fund's shareholders.

         THE BOARD OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE NEW SUB-ADVISORY CONTRACT AS PROVIDED UNDER PROPOSAL I. UNMARKED PROXIES WILL BE SO VOTED.


                               II. OTHER BUSINESS


         The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this proxy statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

                               VOTING INFORMATION

         PROXY SOLICITATION. The costs of the Meeting, including the preparation and mailing of proxy materials and the solicitation of proxies, will be paid by TCW. The principal solicitation will be by mail, but proxies also may be solicited by telephone, telegraph, the Internet or personal interview by officers or agents of the Trust. Management Information Services Corp. has been retained to assist in the distribution and tabulation of proxies and to assist with proxy solicitation activities. The Trust will forward to record owners proxy materials for any beneficial owners that such record owners may represent.

         SHAREHOLDER VOTING. Shareholders of record at the close of business on July 16, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote for each full share, and an appropriate fraction of a vote for each fractional share held.

         As of the Record Date, the number of shares of the Fund (representing the corresponding number of votes) outstanding was ___________________.

         As of July 16, 2001, the persons known by the Fund to be record owners of 5% or more of the outstanding shares of the Fund and the persons entitled to give voting instructions with respect to 5% or more of the outstanding shares of the Fund are set forth in Appendix C. As of the same date, the Trustees and officers of the Trust were entitled to give voting instructions with respect to less than 1% of the Fund's outstanding shares. [CONFIRM].

         Other than shares purchased in connection with providing seed capital, the shares of the Fund may be purchased only by separate accounts of Western-Southern Life Assurance Company ("WSLAC"), Columbus Life Insurance Company ("Columbus") and Integrity Life Insurance Company ("Integrity") for the purpose of funding variable annuity and variable life insurance contracts.

         Contract owners or participants (collectively, the "Contract Owners") who select the Fund for investment through a Contract do not invest directly in or hold shares of the Fund.

WSLAC, Columbus and Integrity, on behalf of the separate accounts, are the true shareholders of the Fund and, as the legal owner of the Fund's shares, have sole voting and investment power with respect to the shares, but generally will pass through any voting rights to Contract Owners. Contract Owners, therefore, have the right to instruct WSLAC, Columbus and Integrity how to vote their interest with respect to the Proposals. WSLAC, Columbus or Integrity will vote the shares of the Fund held in the name of each of its separate accounts as directed by the relevant Contract Owners.

         The holders of certain group Contracts have the right to direct the vote for all shares under the respective Contract, for, against or abstaining, in the same proportions as shares for which instructions have been given by participants covered by the Contract.

         The number of shares for which a Contract Owner or participant may provide voting instructions is calculated by determining, for the Emerging Growth sub-account in each applicable separate account, the percentage that represents a Contract Owner or participant's investment in the sub-account, and applying this percentage to the total number of Fund shares that the sub-account owns.

         In the event that any Contract Owner investing in the Fund through a separate account fails to provide WSLAC, Columbus or Integrity with voting instructions, WSLAC, Columbus or Integrity will vote the shares attributable to such Contract Owner for, against or abstaining, in the same proportions as the shares for which instructions have been received for other Contract Owners investing through its separate accounts. Shares of the Fund owned by WSLAC, Columbus or Integrity will also be voted in the same proportions as the shares for which instructions have been received from Contract Owners investing through its separate accounts.

         Any Contract Owner or participant authorizing WSLAC, Columbus or Integrity to vote shares attributable to that Contract Owner or participant has the power to revoke their authorization by written notice (addressed to the principal executive office of the Fund shown at the beginning of this Proxy Statement), by executing a superseding authorization card or by submitting a notice of revocation to the Fund.

         The presence in person or by proxy of the Fund's shareholders entitled to cast a majority in number of votes is necessary to constitute a quorum for the transaction of business. Because WSLAC, Columbus and Integrity are the legal owners of a majority of shares, there will be a quorum at the special meeting regardless of how many Contract Owners direct WSLAC, Columbus and Integrity to vote on the Proposals. If there are insufficient votes to approve the Proposals, the persons named as proxies may propose one or more adjournments of the special meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than 120 days after the record date). Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposals and will vote against any such adjournment those proxies to be voted against the Proposals.

         REQUIRED VOTE. Approval of Proposal I requires the vote of a "majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act, which means the vote of 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities of the Fund, whichever is less.

         In the event the New Sub-Advisory Contract is not approved by the Fund's shareholders, the Board will consider appropriate action.

         SHAREHOLDER PROPOSALS. The Trust does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this proxy statement.

         Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.


         PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD(S) IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                                               By Order of the Board of Trustees


                                               Tina D. Hosking, Secretary


[DATE], 2001

                                   APPENDIX A


                             SUB-ADVISORY AGREEMENT

                         TOUCHSTONE EMERGING GROWTH FUND
                        TOUCHSTONE VARIABLE SERIES TRUST

         This SUB-ADVISORY AGREEMENT is made as of __________________, 2001, by and between TOUCHSTONE ADVISORS, INC., an Ohio corporation (the "Advisor"), and TCW INVESTMENT MANAGEMENT COMPANY, a California corporation (the "Sub-Advisor").

         WHEREAS, the Advisor is an investment advisor registered under the Investment Advisers Act of 1940, as amended, and has been retained by Touchstone Variable Series Trust (the "Trust"), a Massachusetts business trust organized pursuant to a Declaration of Trust dated February 7, 1994 and registered as an open-end diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"), to provide investment advisory services with respect to certain assets of the Touchstone Emerging Growth Fund (the "Fund"); and

         WHEREAS, the Sub-Advisor also is an investment advisor registered under the Investment Advisers Act of 1940, as amended; and

         WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish it with portfolio management services in connection with the Advisor's investment advisory activities on behalf of the Fund, and the Sub-Advisor is willing to furnish such services to the Advisor and the Fund;

         NOW THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

         1. EMPLOYMENT OF THE SUB-ADVISOR. In accordance with and subject to the Investment Advisory Agreement between the Trust and the Advisor, attached hereto as Exhibit A (the "Advisory Agreement"), the Advisor hereby appoints the Sub-Advisor to manage the investment and reinvestment of that portion of the assets of the Fund allocated to it by the Advisor (which portion may be changed by the Advisor by not less than ten days prior written notice) (the said portion, as it may be changed from time to time, being herein called the "Fund Assets"), subject to the control and direction of the Advisor and the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Sub-Advisor hereby accepts such employment and agrees during such period to render the services and to perform the duties called for by this Agreement for the compensation herein provided. The Sub-Advisor shall at all times maintain its registration as an investment advisor under the Investment Advisers Act of 1940 and shall otherwise comply in all material respects with all applicable laws and regulations, both state and federal. The Sub-Advisor shall for all purposes herein be deemed an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust or the Fund.

         2. DUTIES OF THE SUB-ADVISOR. The Sub-Advisor will provide the following services and undertake the following duties:

                  a. The Sub-Advisor will manage the investment and reinvestment of the assets of the Fund, subject to and in accordance with the investment objectives, policies and restrictions of the Fund and any written or oral directions which the Advisor or the Trust's Board of Trustees may give from time to time with respect to the Fund. In furtherance of the foregoing, the Sub-Advisor will make all determinations with respect to the investment of the Fund Assets and the purchase and sale of portfolio securities and shall take such steps as may be necessary or advisable to implement the same. The Sub-Advisor also will determine the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio securities will be exercised. The Sub-Advisor will render regular reports to the Trust's Board of Trustees, to the Advisor and to BARRA RogersCasey, Inc. (or such other advisor or advisors as the Advisor shall engage to assist it in the evaluation of the performance and activities of the Sub-Advisor). Such reports shall be made in such form and manner and with respect to such matters regarding the Fund and the Sub-Advisor as the Trust, the Advisor or BARRA RogersCasey, Inc. shall from time to time request; provided, however, that in the absence of extraordinary circumstances, the individual primarily responsible for management of Fund Assets for the Sub-Advisor will not be required to attend in person more than one meeting per year with the trustees of the Trust.

                  b. The Sub-Advisor shall provide support to the Advisor with respect to the marketing of the Fund, including but not limited to: (i) permission to use the Sub-Advisor's name as provided in Section 5, (ii) permission to use the past performance and investment history of the Sub-Advisor with respect to a composite of other funds managed by the Sub-Advisor that are comparable, in investment objective and composition, to the Fund, (iii) access to the individual(s) responsible for day-to-day management of the Fund for marketing conferences, teleconferences and other activities involving the promotion of the Fund, subject to the reasonable request of the Advisor, (iv) permission to use biographical and historical data of the Sub-Advisor and individual manager(s), and (v) permission to use the names of those clients pre-approved by the Sub-Advisor to which the Sub-Advisor provides investment management services, subject to receipt of the consent of such clients to the use of their names. The Advisor will not use information about the Sub-Advisor, including the information described above, with respect to the marketing of the Fund, or otherwise provide information to third parties, other than such information that has been either provided to the Advisor by the Sub-Advisor for this purpose or pre-approved by the Sub-Advisor for this purpose. Within a reasonable time from the date of initial use, the Advisor will provide to the Sub-Advisor copies of materials used with respect to marketing the Fund, or otherwise provided to third parties, that include information about the Sub-Advisor, other than those materials that include only the Sub-Advisor's name and no other information about the Sub-Advisor.

                  c. The Sub-Advisor will, in the name of the Fund, place orders for the execution of all portfolio transactions. In connection with the placement of orders for the execution of portfolio transactions, the Sub-Advisor will create and maintain all necessary brokerage records of the Fund in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission (the "SEC"), the Trust or any person retained by the Trust. Where applicable, such records shall be maintained by the Advisor for the periods and in the places required by Rule 31a-2 under the 1940 Act. The Sub-Advisor will present a written report to the Board of Trustees of the Trust, at least quarterly, indicating total brokerage expenses, actual or imputed, as well as the services obtained in consideration for such expenses, broken down by broker-dealer and containing such information as the Board of Trustees reasonably shall request. The Sub-Advisor shall effect all purchases and sales of securities in a manner consistent with best execution, taking into account net price (including commissions) and execution capability and other services which the broker may provide. In this regard, the Sub-Advisor may effect transactions which cause the Fund to pay a commission in excess of a commission which another broker would have charged, provided, however, that the Sub-Advisor shall have first determined that such commission is reasonable in relation to the value of the brokerage, research, performance measurement service and other services performed by the broker.

                  d. In the event of any change in the ownership of the Sub-Advisor, or any change in its investment principals primarily responsible for the management of the Fund Assets under this Agreement the Sub-Advisor shall give the Advisor and the Trust's Board of Trustees written notice of such change within a reasonable time (but not later than 30 days) after such change.

                  e. The Sub-Advisor will bear its expenses of providing services to the Fund pursuant to this Agreement except such expenses as are undertaken by the Advisor or the Trust.

                  f. The Sub-Advisor will manage the Fund Assets and the investment and reinvestment of such assets so as to comply with the provisions of the 1940 Act and with Subchapter M of the Internal Revenue Code of 1986, as amended.

         3.       COMPENSATION OF THE SUB-ADVISOR.

                  a. As compensation for the services to be rendered and duties undertaken hereunder by the Sub-Advisor, the Advisor will pay to the Sub-Advisor a monthly fee equal on an annual basis to 0.50% of the average daily net Fund Assets. Such fee shall be computed and accrued daily. If the Sub-Advisor serves in such capacity for less than the whole of any period specified in this Section 3a, the compensation to the Sub-Advisor shall be prorated. For purposes of calculating the Sub-Advisor's fee, the daily value of the Fund Assets shall be computed by the same method as the Trust uses to compute the net asset value of the Fund for purposes of purchases and redemptions of shares thereof.

                  b. The Sub-Advisor reserves the right to waive all or a part of its fees hereunder.

         4. ACTIVITIES OF THE SUB-ADVISOR. It is understood that the Sub-Advisor may perform investment advisory services for various other clients, including other investment companies. The Sub-Advisor will report to the Board of Trustees of the Trust (at regular quarterly meetings and at such other times as such Board of Trustees reasonably shall request, subject to the limitation on personal attendance at such meetings set forth in Section 2a) (i) the financial condition and prospects of the Sub-Advisor, (ii) the nature and amount of transactions affecting the Fund that involve the Sub-Advisor and affiliates of the Sub-Advisor, (iii) information regarding any potential conflicts of interest arising by reason of its continuing provision of advisory services to the Fund and to its other accounts, and (iv) such other information as the Board of Trustees shall reasonably request regarding the Fund, the Fund's performance, the services provided by the Sub-Advisor to the Fund as compared to its other accounts and the plans of, and the capability of, the Sub-Advisor with respect to providing future services to the Fund and its other accounts. The Sub-Advisor represents that a statement defining its policies with respect to the allocation of investment opportunity among the Fund and its other clients is included in
Part II of the Sub-Advisor's Form ADV as filed with the SEC.

         It is understood that the Sub-Advisor may become interested in the Trust as a shareholder or otherwise.

         The Sub-Advisor has supplied to the Advisor and the Trust copies of its Form ADV with all exhibits and attachments thereto and will hereafter supply to the Advisor, on an annual basis, copies of all amendments or restatements of such document. Further, the Sub-Advisor will hereafter supply to the Advisor and the Trust copies of any material amendments of its Form ADV within a reasonable time period after filing such material amendments with the SEC.

         5. USE OF NAMES. Neither the Advisor nor the Trust shall use the name of the Sub-Advisor in any prospectus, sales literature or other material relating to the Advisor or the Trust in any manner not approved in advance by the Sub-Advisor; provided, however, that the Sub-Advisor hereby approves all uses of its name which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided further, that in no event shall such approval be unreasonably withheld. The Sub-Advisor shall not use the name of the Advisor or the Trust in any material relating to the Sub-Advisor in any manner not approved in advance by the Advisor or the Trust, as the case may be; provided, however, that the Advisor and the Trust each hereby approve all uses of their respective names which merely refer in accurate terms to the appointment of the Sub-Advisor hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld.

         6. LIMITATION OF LIABILITY OF THE SUB-ADVISOR. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder in the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. As used in this Section 6, the term "Sub-Advisor" shall include the Sub-Advisor and/or any of its affiliates and the directors, officers and employees of the Sub-Advisor and/or any of its affiliates.

         7. LIMITATION OF TRUST'S LIABILITY. The Sub-Advisor acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Declaration of Trust. The Sub-Advisor agrees that (i) the Trust's obligations to the Sub-Advisor under this Agreement (or indirectly under the Advisory Agreement) shall be limited in any event to the assets of the Fund and (ii) the Sub-Advisor shall not seek satisfaction of any such obligation from the holders of shares of the Fund nor from any Trustee, officer, employee or agent of the Trust.

         8. FORCE MAJEURE. The Sub-Advisor shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Sub-Advisor shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

         9. RENEWAL, TERMINATION AND AMENDMENT.

                  a. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, until December 31, 2002; and it shall continue thereafter provided that such continuance is specifically approved by the parties and, in addition, at least annually by (i) the vote of the holders of a majority of the outstanding voting securities (as herein defined) of the Fund or by vote of a majority of the Trust's Board of Trustees and (ii) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of either the Advisor or the Sub-Advisor, cast in person at a meeting called for the purpose of voting on such approval.

                  b. This Agreement may be terminated at any time, without payment of any penalty, (i) by the Advisor, by the Trust's Board of Trustees or by a vote of the majority of the outstanding voting securities of the Fund, in any such case upon not less than 60 days' prior written notice to the Sub-Advisor and (ii) by the Sub-Advisor upon not less than 60 days' prior written notice to the Advisor and the Trust. This Agreement shall terminate automatically in the event of its assignment.

                  c. This Agreement may be amended at any time by the parties hereto, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Fund affected by such change.

                  d. The terms "assignment," "interested persons" and "majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act.

         10. SEVERABILITY. If any provision of this Agreement shall become or shall be found to be invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         11. NOTICE. Any notices under this Agreement shall be in writing addressed and delivered personally (or by telecopy) or mailed postage-paid, to the other party at such address as such other party may designate in accordance with this paragraph for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor for this purpose shall be 211 East Fourth Street, Suite 300, Cincinnati, Ohio 45202 and that the address of the Sub-Advisor shall be TCW Investment Management Company, 200 Park Avenue, Suite 2200, New York, New York 10166, Attention: Nick Galluccio or Susan Schottenfeld, with copies of all non-routine notices to be sent also to the Sub-Advisor's General Counsel at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

         12. MISCELLANEOUS. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Ohio. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.


                                       TOUCHSTONE ADVISORS, INC.
Attest:

__________________________________     BY _____________________________________
                                          Jill T. McGruder
Name:_____________________________        President

Title:____________________________


                                       TCW INVESTMENT MANAGEMENT COMPANY
Attest:

__________________________________     BY _____________________________________

Name:_____________________________     Name:___________________________________

Title:____________________________     Title:__________________________________


Attest:

__________________________________     BY _____________________________________

Name:_____________________________     Name:___________________________________

Title:____________________________     Title:__________________________________



(copied from CINlibrary/1002840.7)

                                   Appendix B



Information About TCW


         The address of TCW is at 865 South Figueroa Street, Suite 1800, California 90017. TCW is registered as an investment adviser under the Investment Advisers Act of 1940.

         TCW's directors and principal executive officers, their principal occupations and dates of service are shown below. The address of each director and officer is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

--------------------------------------------------------------------------------------------------------------------
NAME                            POSITION AND PRINCIPAL OCCUPATION
LENGTH OF SERVICE
--------------------------------------------------------------------------------------------------------------------
Alvin R. Albe, Jr.              TCW Investment Management Company - Director, President & Chief Executive Officer;
1991 - Present                  The TCW Group, Inc. - Executive Vice President; Trust Company of the West -
                                Director & Executive Vice President; TCW Asset Management Company - Director &
                                Executive Vice President; TCW Convertible Securities Fund, Inc. - Senior Vice
                                President; TCW Galileo Funds, Inc. - Director & President
--------------------------------------------------------------------------------------------------------------------
Michael E. Cahill               TCW Investment Management Company - Managing Director, General Counsel &
1991 - Present                  Secretary; The TCW Group, Inc. - Managing Director, General Counsel and Secretary;
                                Trust Company of the West - Managing Director, General Counsel & Secretary; TCW
                                Asset Management Company - Director, Managing Director, General Counsel &
                                Secretary; TCW Convertible Securities Fund, Inc. - General Counsel & Assistant
                                Secretary; TCW Galileo Funds, Inc. - Senior Vice President, General Counsel &
                                Assistant Secretary; Apex Mortgage Capital, Inc. - Secretary
--------------------------------------------------------------------------------------------------------------------
David S. DeVito                 TCW Investment Management Company - Managing Director, Chief Financial Officer &
1993 - Present                  Assistant Secretary; The TCW Group, Inc. - Managing Director, Chief Financial
                                Officer & Assistant Secretary; Trust Company of the West - Managing Director, Chief
                                Financial Officer & Assistant Secretary; TCW Asset Management Company - Managing
                                Director, Chief Financial Officer & Assistant Secretary; Apex Mortgage Capital,
                                Inc. - Controller
--------------------------------------------------------------------------------------------------------------------

                                      B-1

--------------------------------------------------------------------------------------------------------------------
NAME                            POSITION AND PRINCIPAL OCCUPATION
LENGTH OF SERVICE
--------------------------------------------------------------------------------------------------------------------
Thomas E. Larkin, Jr.           TCW Investment Management Company - Director and Vice Chairman; The TCW Group,
1977 - Present                  Inc. - Director & Vice Chairman; Trust Company of the West - Director & Vice
                                Chairman; TCW Asset Management Company - Director & Vice Chairman; TCW Convertible
                                Securities Fund, Inc. - Senior Vice President; TCW Galileo Funds, Inc. - Director
                                & Vice Chairman
--------------------------------------------------------------------------------------------------------------------
Hilary G.D. Lord                TCW Investment Management Company - Managing Director, Chief Compliance Officer &
1987 - Present                  Assistant Secretary; The TCW Group, Inc. - Managing Director, Chief Compliance
                                Officer & Assistant Secretary; Trust Company of the West - Managing Director,
                                Chief Compliance Officer; TCW Asset Management Company - Managing Director & Chief
                                Compliance Officer; TCW Convertible Securities Fund, Inc. - Senior Vice President
                                & Assistant Secretary; TCW Galileo Funds, Inc. - Assistant Secretary
--------------------------------------------------------------------------------------------------------------------
William C. Sonneborn            TCW Investment Management Company - Executive Vice President & Assistant
1998 - Present                  Secretary; The TCW Group, Inc. - Executive Vice President & Assistant Secretary;
                                Trust Company of the West - Executive Vice President & Assistant Secretary; TCW
                                Asset Management Company - Executive Vice President & Assistant Secretary
--------------------------------------------------------------------------------------------------------------------
Marc I. Stern                   TCW Investment Management Company - Director, Chairman; The TCW Group, Inc. -
1992 - Present                  Director, President; Trust Company of the West - Director & Vice Chairman; TCW
                                Asset Management Company - Vice Chairman & President; Apex Mortgage Capital, Inc.
                                - Director, Chairman of the Board; TCW Galileo Funds, Inc. - Director, Chairman;
                                Qualcomm, Incorporated - Board Member
--------------------------------------------------------------------------------------------------------------------


                                      B-2


OTHER INVESTMENT COMPANY CLIENTS

         TCW also serves as investment adviser or subadviser to the following investment companies, at the fee rates set forth below, which had the indicated net assets at March 31, 2001.

                                                                                          APPROXIMATE ASSETS (IN
NAME OF FUND                          ADVISORY FEE RATE                                   MILLIONS) AS OF 3/31/01
-----------------------------------------------------------------------------------------------------------------
TCW GALILEO FUNDS

Aggressive Growth Equities Fund       Annual rate of 1% of average daily net assets                   $129.0

Convertible Securities Fund           Annual rate of 0.75% of average daily net assets                $ 56.0

Earnings Momentum Fund                Annual rate of 1% of average daily net assets                   $  9.0

Flexible Income Fund                  Annual rate of 0.75% of average daily net assets                $  1.8

Focused Large Cap Value Fund          Annual rate of 0.65% of average daily net assets                $  1.0

Growth Insights Fund                  Annual rate of 0.90% of average daily net assets                $  1.1

Health Sciences Fund                  Annual rate of 0.90% of average daily net assets                $  0.3

Earnings Momentum Fund                Annual rate of 1% of average daily net assets                   $  9.0

Large Cap Growth Fund                 Annual rate of 0.55% of average daily net assets                $ 13.3

Large Cap Value Fund                  Annual rate of 0.55% of average daily net assets                $132.0

Select Equities Fund                  Annual rate of 0.75% of average daily net assets                $711.0

Small Cap Growth Fund                 Annual rate of 1% of average daily net assets                   $237.0

Small Cap Value Fund                  Annual rate of 1% of average daily net assets                   $  1.0

Technology Fund                       Annual rate of 1% of average daily net assets                   $  0.6

Value Opportunities Fund              Annual rate of 0.80% of average daily net assets                $117.6

Core Fixed Income Fund                Annual rate of 0.40% of average daily net assets                $ 75.5

High Yield Bond Fund                  Annual rate of 0.75% of average daily net assets                $254.4

Money Market Fund                     Annual rate of 0.25% of average daily net assets                $250.0

Mortgage-Backed Securities (Mbs)      Annual rate of 0.50% of average daily net assets*               $ 63.0
Fund

Total Return Mbs Fund                 Annual rate of 0.50% of average daily net assets                $ 87.3

--------------------------------

TCW has agreed to reduce its investment advisory fee or to pay the ordinary operating expenses to the extent necessary to limit each Galileo Fund's ordinary operating expenses to an amount not to exceed the trailing monthly expense ratio average for comparable funds as calculated by Lipper Inc.

* TCW has voluntarily waived a portion of its advisory fee reducing it to 0.35% through December 31, 2001.

                                      B-3

                                                                                          APPROXIMATE ASSETS (IN
NAME OF FUND                          ADVISORY FEE RATE                                   MILLIONS) AS OF 3/31/01
-----------------------------------------------------------------------------------------------------------------
Asia Pacific Equities Fund            Annual rate of 1% of average daily net assets                   $ 10.0

Emerging Markets Equities Fund        Annual rate of 1% of average daily net assets                   $ 30.0

Emerging Markets Income Fund          Annual rate of 0.75% of average daily net assets                $ 49.0

European Equities Fund                Annual rate of 0.75% of average daily net assets                $ 26.2

Japanese Equities Fund                Annual rate of 0.75% of average daily net assets                $ 12.0

Latin America Equities Fund           Annual rate of 1.00% of average daily net assets                $  2.0

Select International Equities Fund    Annual rate of 0.75% of average daily net assets                $ 39.0

TCW CONVERTIBLE SECURITIES FUND,      Annual rate of 0.75% of the first $100 million of               $306.8
INC. (NYSE:CVT)                       average weekly net assets and 0.50% of average
                                      net assets in excess of $100 million

SUB-ADVISED FUNDS

Allmerica Investment Trust -- Select  0.85% of the average daily net assets not                       $ 28.3
Strategic Growth Fund                 exceeding $100 million; and 0.75% on assets
                                      exceeding $100 million

Consulting Group Capital Markets      0.40% of the average daily net assets not                       $415.0
Funds -- Large Capitalization         exceeding $500 million; and 0.35% on assets
Growth Investments                    exceeding $500 million

Enterprise Accumulation Trust --      0.40% of the average daily net assets not                       $366.3
Equity Portfolio                      exceeding $1 billion; and 0.30% on assets
                                      exceeding $1 billion

Enterprise Group of Funds, Inc. --    0.40% of the average daily net assets not                       $121.8
Equity Portfolio                      exceeding $100 million; and 0.30% on assets
                                      exceeding $100 million

Enterprise Group of Funds, Inc. --    0.30% of the average daily net assets not                       $158.1
Government Securities Portfolio       exceeding $50 million; 0.25% on assets exceeding
                                      $50 million

Frank Russell Investment Company --   0.45% of average daily net assets                               $  8.6
Select Growth Fund

The Glenmeade Fund, Inc. -- Small     0.60% of average daily net assets                               $ 49.6
Capitalization Growth Portfolio

Liberty All-Star Equity Fund, Inc.    0.40% of the average weekly net assets up to $400               $215.6
(closed-end)                          million; 0.36% of the average weekly net assets
                                      of the next $400 million; 0.324% of the average
                                      weekly assets of the next $400 million; and
                                      0.292% thereafter

Liberty All-Star Equity Fund --       0.30% of average daily net assets                               $ 12.5
Variable series

                                      B-4

                                                                                          APPROXIMATE ASSETS (IN
NAME OF FUND                          ADVISORY FEE RATE                                   MILLIONS) AS OF 3/31/01
-----------------------------------------------------------------------------------------------------------------
Liberty All-Star Growth Fund, Inc.    0.40% of average weekly net assets up to $300                   $ 39.0
(closed-end)                          million; 0.36% thereafter

MSDW Mid-Cap Equity Trust             0.75% of the average daily net assets not                       $938.8
                                      exceeding $500 million; 0.725% of next
                                      $1.5 billion; 0.70% of next $1 billion;
                                      and 0.675% of average daily net assets
                                      exceeding $3 billion. TCW receives 40% of
                                      above.

MSDW North American Government        0.65% of average daily assets not exceeding $500                $ 97.4
Income Trust                          million; 0.60% on assets exceeding $500 million.
                                      TCW receives 40% of above.

MSDW Small Cap Growth Fund            1.00% of average daily assets not exceeding $1.5                $444.2
                                      billion; and 0.95% thereafter.  TCW receives 40%
                                      of above.

MSDW Total Return Trust               0.75% of average daily net assets not exceeding                 $664.4
                                      $500 million; and 0.725% thereafter. TCW
                                      receives 40% of above.

MSDW Select Dimensions Investment     1.25% of average daily net assets. TCW receives                 $ 11.5
Series - The Emerging Markets         40% of above.
Portfolio

MSDW Select Dimensions Investment     0.625% of average daily net assets not exceeding                $ 73.0
Series - The Mid-Cap Growth           $500 million; and 0.60% thereafter. TCW receives
Portfolio                             40% of above.

MSDW Select Dimensions Investment     0.65% of average daily net assets. TCW receives                 $  6.9
Series - The North American           40% of above.
Government Securities Portfolio

TCW/DW Term Trust 2002 (closed-end)   0.26% of average weekly net assets                              $395.9

TCW/DW Term Trust 2003 (closed-end)   0.26% of average weekly net assets                              $855.5

Touchstone Strategic Trust -          0.50% of average daily net assets                               $    0(*)
Emerging Growth Fund

Vantagepoint Funds - Growth Stock     0.70% of average daily net assets on first $25                  $667.6
Fund                                  million; 0.50% on next $25 million; 0.45% of next
                                      $50 million; 0.40% of next $400 million; and
                                      0.35% thereafter

Vantagepoint Funds - Aggressive       0.73% of average daily net assets on first $100                   $217.9
Opportunities Fund                    million; 0.69% on next $100 million; and 0.67%
                                      thereafter

-----------------------------

(*)  Management did not commence until 5/1/2001

                                      B-5

BROKERAGE POLICIES

         Subject to the policies established by the Board of Trustees, TCW is responsible for placement of the Fund's portfolio transactions and the negotiation of prices and commissions, if any, with respect to such transactions. Consistent with its policy of securing best execution, in selecting broker-dealers and negotiating any commissions or prices involved in Fund transactions, TCW considers the range and quality of the professional services provided by such firms. Brokerage services include the ability to most effectively execute large orders without adversely impacting markets and positioning securities in order to enable TCW to effect orderly purchases or sales for the Fund. Accordingly, transactions will not always be executed at the lowest available commission.

         Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Board of Trustees may determine, TCW may consider sales of shares of a Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. In addition, TCW may effect transactions that cause the Fund to pay commission or net prices in excess of a commission or net price which another broker-dealer would have charged if TCW first determines that such commission or net price is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer.

         Research services include such items as reports on industries and companies, economic analyses and review of business conditions, portfolio strategy, analytic computer software, account performance services, computer terminals and various trading and/or quotation equipment. They also include advice from broker-dealers as to the value of securities and availability of securities, buyers and sellers. In addition, they include recommendations as to purchase and sale of individual securities and timing of transactions.

         TCW maintains an internal allocation procedure to identify those broker-dealers who have provided TCW with research services and endeavors to place sufficient transactions with them to ensure the continued receipt of research services TCW believes are useful. When TCW receives products or services that are used both for research and other purposes such as corporate administration or marketing, it makes a good faith allocation. While the non-research portion will be paid in cash by TCW, the portion attributable to research may be paid through brokerage commissions. Research services furnished by broker-dealers may be used in providing services for any or all of the clients of TCW, as well as clients of affiliated companies, and may be used in connection with accounts other than those that pay commissions to the broker-dealers providing the research services.

                                   APPENDIX C


As of July 16, 2001, the following persons were known by the Fund to be record owners of 5% or more of the outstanding shares of the Fund or persons entitled to give voting instructions with respect to 5% or more of the outstanding shares of the Fund:


                                                                    Percent
                                                                      of
                                                    Shares           Class
                                             ---------------------------------

Touchstone Emerging Growth Fund

Record Owners                                                              %
Persons Entitled to Give Instructions                                      %




[* Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to "control" the Fund, as that term is defined in the 1940 Act.]


                                      C-1